EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is dated as of January 21, 2011, by and between Radient Pharmaceuticals Corporation, a Delaware corporation (the “Company”), and Hudson Bay Master Fund Ltd. (formerly Hudson Bay Overseas Fund, Ltd.) (the “Holder”).

Whereas, the Holder holds a Convertible Promissory Note (the “Note”) in the original principal amount of $108,947.00 that was purchased and issued on April 8, 2010, pursuant to that certain Note and Warrant Purchase Agreement, dated as of April 8, 2010, by and among the Company, the Holder and the other parties thereto;

Whereas, the Note is convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), pursuant to the terms thereof; and

Whereas, the Company desires that the Holder exchange its Note on the terms set forth herein.

Now, Therefore, In Consideration of the mutual covenants contained in this Agreement, the Company and the Holder agree as follows:

1.           Exchange.  Simultaneously with the execution and delivery of this Agreement, the Holder shall exchange its Note with the Company for, and in exchange therefor the Company shall issue to the Holder, 718,490 unlegended and freely tradable shares of Common Stock (such 718,490 shares of Common Stock are referred to herein as the “Shares”). It is expressly understood and agreed that the exchange of the Note for the Shares to be issued by the Company simultaneously therewith is being undertaken pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The Company shall not issue any stop-transfer order, instruction or other restriction with respect to any of the Shares.

(a)           Delivery of Note. The Holder shall, within two (2) business days after the date hereof, deliver the Note to the address specified by the Company.

(b)           Delivery of Shares. The Company shall, within one (1) business day of the date first written above, credit the number of Shares to the balance account with The Depository Trust Company specified by the Holder through its Deposit/Withdrawal at Custodian system.

2.           Representations and Warranties.  The Company represents and warrants to the Holder that:

(a)           The offer and issuance of the Shares is and will be exempt from registration under the Securities Act of 1933, as amended, pursuant to the exemption provided by Section 3(a)(9) thereof. As a result of the foregoing, the Shares shall be immediately freely tradable by the Holder.

(b)           The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares), have been duly authorized by the Company’s board of directors, and no further filing, consent or authorization is required by the Company, its board of directors or any of its shareholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and the offer and issuance of the Shares requires no consent of, action by or in respect of, or filing with, any person or entity, governmental body, agency, or official.

(c)           The issuance of the Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof.

(d)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the certificate of incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company, or bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations and the rules and regulations of the NYSE Amex) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)           The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its certificate of incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Holder as a result of the transactions contemplated by this Agreement (including, without limitation, the Company’s issuance of the Shares and the Holder’s ownership of the Shares).

3.           Entire Agreement; Construction. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons and entities acting on their behalf solely with respect to the matters contained herein, and this Agreement contains the entire understanding of the parties solely with respect to the matters covered herein. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.           Disclosure. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) business day after the date hereof file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the Securities Exchange Act of 1934, as amended. The Company shall promptly secure the listing of all of the Shares upon each national securities exchange upon which the Common Stock is listed as of the date hereof if not already so listed.

7.           Dismissal. Each of the Company and the Holder shall cause their respective attorneys to execute and file, within two (2) business days after the date hereof, an order dismissing with prejudice that certain litigation in the Circuit Court of Cook County, Illinois, County Department, Law Division, captioned Hudson Bay Fund, LP and Hudson Bay Overseas Fund, Ltd. v. Radient Pharmaceuticals Corporation, Case No. 10-L-007108.

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In Witness Whereof, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RADIENT PHARMACEUTICALS
CORPORATION

By:_________________________
Its:_________________________

HUDSON BAY MASTER FUND LTD.
(Formerly Hudson Bay Overseas Fund, Ltd.)

By:_________________________
Its:_________________________